Exhibit 10.48

FORM OF

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of February , 2005, by and among ECC CAPITAL CORPORATION, a Maryland corporation (the “Company”), ENCORE CREDIT CORP., a California corporation (“Encore Credit”) and FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., a Virginia corporation (the “Investor”).

RECITALS

WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, in a private transaction that is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D and the rules and regulations promulgated under the Securities Act (the “Securities Act Regulations”), shares of common stock on the terms and conditions set forth in this Agreement (the “Private Transaction”);

WHEREAS, the Company has delivered to the Investor certain information about the Company and its business and about the Private Transaction; and

WHEREAS, concurrently with the Private Transaction, the Company intends to make an initial public offering (the “Public Offering”) of 42,500,000 shares of its common stock (the “Public Offering Shares”) pursuant to a registration statement filed with the Securities and Exchange Commission (the “Commission”) on Form S-11 (No. 333-118253) and a related prospectus for the registration of the common stock under the Securities Act and the Securities Act Regulations.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

The following defined terms used herein and not otherwise defined shall have the meaning set forth below:

“Agreement” shall have the meaning set forth in the preamble.

“Closing” shall have the meaning set forth in Article 3.

“Closing Time” shall have the meaning set forth in Article 3.

“Code” shall have the meaning set forth in Section 4.1(kk).

“Commission” shall have the meaning set forth in the recitals.

“Common Stock” shall mean the common stock, $0.001 par value, of the Company to be issued to the public in connection with the Public Offering and to be issued to the Investor pursuant to the terms hereof.

“Covered Entities” shall have the meaning set forth in Section 4.1(l).

“ECC Merger Sub” means ECC Merger Sub, a California corporation, a wholly-owned subsidiary of the Company created for the interim purpose of effecting the Reorganization.

“Encore Credit” means Encore Credit Corp., a California corporation.

“Environmental Law” shall have the meaning set forth in Section 4.1(qq).

“ERISA” shall have the meaning set forth in Section 4.1(kk).

“Exchange Act” shall have the meaning set forth in Section 4.1(f).

“Exchange Act Regulations” shall have the meaning set forth in Section 4.1(f).

“Hazardous Materials” shall have the meaning set forth in Section 4.1(qq).

“Intangibles” shall have the meaning set forth in Section 4.1(aa).

“Investment Company Act” shall have the meaning set forth in Section 4.1(ww).

“Investor” shall have the meaning set forth in the preamble.

“Investor Indemnitees” shall have the meaning set forth in Section 8.14.

“Licenses and Permits” shall have the meaning set forth in Section 4.1(g).

“Material Adverse Change” shall have the meaning set forth in Section 4.1(b).

“Material Adverse Effect” shall have the meaning set forth in Section 4.1(b).

“Merger” means the merger occurring as part of the Reorganization (as defined below) whereby ECC Merger Sub will merge with and into Encore Credit, with Encore Credit as the surviving entity, as set forth in the Prospectus.

“Merger Agreement” means the Agreement of Merger effecting the Merger, dated as of August 9, 2004, by and among the Encore Credit, ECC Merger Sub and the Company.

“NYSE” shall have the meaning set forth in Section 4.1(f).

“Private Transaction” shall have the meaning set forth in the recitals.

“Properties” shall have the meaning set forth in Section (pp).

“Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

“Public Offering” shall have the meaning set forth in the recitals.

“Public Offering Shares” shall have the meaning set forth in the recitals.

“Registration Rights Agreement” shall have the meaning set forth in Section 6.1(e).

“Registration Statement” means the registration statement filed with the Commission on Form S-11 (No. 333-118253) in connection with the Public Offering, Pre-Effective Amendment No. 1 to such registration statement filed by the Company with the Commission on October 29, 2004, Pre-Effective Amendment No. 2 to such registration statement filed by the Company with the Commission on December 17, 2004, Pre-Effective Amendment No. 3 to such registration statement filed by the Company with the Commission on January 20, 2005, Pre-Effective Amendment No. 4 to such registration statement filed by the Company with the Commission on February 9, 2005 and as further amended at the time it became effective, including all information deemed to be part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act regulations. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement.

“REIT” shall have the meaning set forth in Section 4.1(yy).

“Reorganization” means the concurrent corporate reorganization by Encore Credit and the Company whereby the Company will become the parent company of Encore Credit.

“Representative” shall mean Friedman, Billings, Ramsey & Co., Inc.

“Restricted Stock” shall mean, collectively, the Shares and shares of Common Stock to Milestone Advisors LLC, pursuant to a Subscription Agreement dated February , 2005 by and among the Company, Encore Credit and Milestone.

“Securities Act” shall have the meaning set forth in the recitals.

“Securities Act Regulations” shall have the meaning set forth in the recitals.

“Selling Stockholders” shall have the meaning set forth in the Underwriting Agreement.

“Shares” shall have the meaning set forth in Article 2.

“State Acts” shall have the meaning set forth in Section 7.2(a).

“Subsidiary” shall have the meaning set forth in Section 4.1(a).

“Subsidiaries” shall have the meaning set forth in Section 4.1(a).

“Transfer” shall have the meaning set forth in Section 7.2(a).

“Underwriting Agreement” means the Underwriting Agreement entered into in connection with the Public Offering, dated as of February , 2005, by and among the Company, Encore Credit, the Selling Stockholders (as defined therein) and Friedman, Billings, Ramsey & Co., Inc., as representative (the “Representative”) to the several Underwriters (as defined therein).

ARTICLE 2

AGREEMENT TO PURCHASE AND SELL STOCK

Upon the basis of the warranties and representations and subject to the other terms and conditions set forth herein, the Company agrees to sell to the Investor at the Closing Time, and the Investor agrees to purchase from the Company at the Closing Time,             shares of the Company’s common stock (the “Shares”), at a price per share of $            , which is equal to the public offering price in the Public Offering less the underwriting discount of % as set forth in Section 1(a) of the Underwriting Agreement.

ARTICLE 3

PAYMENT AND DELIVERY; CLOSING

The purchase and sale of the Shares shall take place at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on February , 2005 (the “Closing”). At the Closing, the Company shall deliver to the Investor a certificate representing the Shares and the Investor shall deliver the purchase price set forth in Article 2 hereof by wire transfer of Federal (same-day) funds to the account specified to the Investor by the Company upon at least forty-eight hours’ prior notice. The time at which such payment and delivery are actually made is hereinafter sometimes called the “Closing Time.”

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

OF THE COMPANY AND ENCORE CREDIT

4.1. The Company and Encore Credit jointly and severally, represent and warrant to the Investor as of the date hereof and as of the Closing Time:

(a) the Company has an authorized capitalization as set forth in the Prospectus; the outstanding shares of capital stock of the Company and each significant subsidiary of the Company within the meaning of Rule 405 under the Act and Rule 1-02(w) of Regulation S-X (each such subsidiary, including Encore Credit and Bravo Credit Corporation upon consummation of the Merger, a “Subsidiary” and collectively, the “Subsidiaries”) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any securities or obligations, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options; each of the Company and the Subsidiaries (all of which are named in Exhibit 21.1 to the Registration Statement) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of the Company and Encore Credit, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(b) the Company and the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in the Prospectus and as set forth in Exhibits to the Registration Statement, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(c) neither the Company nor any Subsidiary is (A) in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) (i) its respective organizational documents, or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, (B) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, including those relating to transactions with affiliates, except, in the case of clauses (A)(ii) or (B) above, for such breaches, defaults, or violations could not have a Material Adverse Effect;

(d) the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance and sale of the Shares and consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which could not have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(e) this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and Encore Credit, as the case may be, and each is a legal, valid and binding agreement of the Company and Encore Credit, as the case may be, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification provisions of Section 8.14 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof, except for such liens, charges, claims or encumbrances which individually or in the aggregate, could not have a Material Adverse Effect;

(f) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Company or Encore Credit’s execution, delivery and performance of, as applicable, this Agreement, the Registration Rights Agreement, the Company and Encore Credit’s consummation of the transactions contemplated herein and therein, and the Company’s sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange (the “NYSE”) and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered;

(g) except as disclosed in the Prospectus, each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals required under any federal, state or local law, regulation or rule (“Licenses and Permits”) and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not have a Material Adverse Effect, neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus; except for the Licenses and Permits set forth on Schedule , neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such License or Permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which could result in a Material Adverse Change; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration Statement and the Prospectus;

(h) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act, no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or any Subsidiary, are threatened by the Commission, and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(i) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Encore Credit make no warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters (as defined in the Underwriting Agreement) and furnished in writing by or on behalf of such Underwriters through the Representative to the Company expressly for use in the Registration Statement or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(d) of the Underwriting Agreement);

(j) the Preliminary Prospectus was and the Prospectus delivered to the Investors will be identical to the respective versions of the Preliminary Prospectus and Prospectus created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System, except to the extent permitted by Regulation S-T of the Securities Act;

(k) except as set forth in the Registration Statement and Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company or any Subsidiary, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are, or will be upon completion of the Reorganization, subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which could result in a judgment, decree, award or order having a Material Adverse Effect;

(l) the financial statements, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in the Prospectus under the captions “Summary – Summary Consolidated Financial and Other Data,” and “Selected Historical Consolidated Financial and Other Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement;

(m) Grant Thornton LLP, whose reports on the consolidated financial statements of the Company and Encore Credit are filed with the Commission as part of the Registration Statement and Prospectus are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations;

(n) since the date of the most recent audited financial statements included in the Prospectus, neither the Company nor any of the Subsidiaries has sustained any Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree;

(o) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any Material Adverse Change or any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any Subsidiary, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by any Subsidiary on any class of its capital stock, (E) any purchase by the Company of any of its outstanding capital stock, or (F) any change in the capital stock (except as may result from the exercise of any currently outstanding convertible securities, options or warrants or as a result of the Merger as described in the Registration Statement and Prospectus ), long-term debt or, outside the ordinary course of business, short-term debt of the Company or any Subsidiary or as a result of the Merger;

(p) the Shares conform in all material respects to the description thereof contained in this Agreement, the Registration Rights Agreement and the Registration Statement and the Prospectus and are consistent with the laws of the State of Maryland;

(q) there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (A) except for the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by the Underwriting Agreement, (B) except for those registration or similar rights which have been waived in writing with respect to the offering contemplated by this Agreement, and (C) except for those registration or similar rights which will be granted to the Investor and Milestone in connection with Restricted Stock upon completion of the Public Offering, all of which registration or similar rights described in clauses (A), (B) and (C) are fairly summarized in the Prospectus;

(r) the Shares have been duly authorized and, when the Shares are issued and duly delivered against payment therefor as contemplated by this Agreement, they will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise; the issuance by the Company of the Shares is exempt from, or otherwise not subject to, the registration requirements of the Securities Act and applicable state securities and blue sky laws;

(s) the Shares have been approved for listing on the NYSE, subject to official notice of issuance;

(t) the Company and Encore Credit have not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(u) neither the Company nor any of its affiliates (A) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the Exchange Act Regulations, or (B) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of the NASD) any member firm of the NASD;

(v) the Company and Encore Credit have not relied upon the Investor or legal counsel for the Investor for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(w) any certificate signed by any officer of the Company or any Subsidiary, on behalf of the Company or any Subsidiary delivered to the Investor or to counsel for the Investor pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company and Encore Credit to the Investor as to the matters covered thereby;

(x) the form of certificate used to evidence the Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the NYSE;

(y) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

(z) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any Subsidiary and third parties which are filed as Exhibits to the Registration Statement are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(aa) each of the Company and the Subsidiaries owns or possesses or can acquire on reasonable terms adequate licenses or otherwise has the right to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, or other intangible property rights and know-how (collectively, “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus except such Intangibles as could not reasonably be expected to have a Material Adverse Effect, and, except as otherwise disclosed in the Prospectus, neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and neither the Company nor any Subsidiary knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which, individually or in the aggregate, could have a Material Adverse Effect;

(bb) each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(cc) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act Regulations); such disclosure controls and (A) procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Co-Chief Executive Officers and its Chief Financial Officer by others within those entities; (B) have been evaluated for effectiveness, and (C) are effective in all material respects to perform the functions for which they were established; the

Company’s auditors and the audit committee of the Board of Directors or, if the audit committee has not yet been established on the date of this Agreement, the Board of Directors, have been advised of: (A) any significant deficiencies in the design of internal controls which could adversely affect the Company’s, including its consolidated Subsidiaries’ ability to record, process, summarize, and report financial data, and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the establishment of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

(dd) the Company and the Subsidiaries have provided the Investor true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company or any Subsidiary, or to any family member or affiliate of any director or executive officer of the Company or any Subsidiary since July 30, 2002 or that is outstanding; and, except as disclosed in the Prospectus, neither the Company nor any Subsidiary has, directly or indirectly, (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any Subsidiary, or to or for any family member or affiliate of any director or executive officer of the Company or any Subsidiary, or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any Subsidiary, or any family member or affiliate of any director or executive officer;

(ee) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(ff) the Company, the Subsidiaries and any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(gg) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof which tax returns are complete and accurate and have paid all taxes due and owing by any of the Company and the Subsidiaries on or before the date hereof (whether or not shown on any tax returns); and no tax deficiency has been asserted against the Company or any Subsidiary, nor does the Company or any Subsidiary know of any tax deficiency which is likely to be asserted against any such entity which, individually or in the aggregate, if determined adversely to any such entity, could have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of such entities;

(hh) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage in all material respects as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a comparable cost; neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied for;

(ii) neither the Company nor any Subsidiary is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any Subsidiary; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not have a Material Adverse Change;

(jj) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which individually or in the aggregate could have a Material Adverse Effect;

(kk) each of the Company and the Subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any Subsidiary would have any liability; each of the Company and the Subsidiaries has not incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which each of the Company and the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification or could result in a Material Adverse Effect;

(ll) neither the Company nor any Subsidiary nor any officer or director purporting to act on behalf of the Company or any Subsidiary has at any time (A) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (B) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (C) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any Subsidiary sells or from which the Company or any Subsidiary buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any Subsidiary, or (D) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(mm) except as otherwise disclosed in the Prospectus there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them;

(nn) neither the Company nor any Subsidiary nor, to the knowledge of the Company or any Subsidiary, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

(oo) all securities issued by the Company, any Subsidiary or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (A) all applicable federal and state securities laws, (B) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (C) to the extent applicable to the issuing entity, the requirements of the NYSE;

(pp) neither the Company nor any Subsidiary knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any real property leased, owned or controlled or to be leased, owned or controlled by the Company or any Subsidiary (the “Properties”) or any part thereof which could have a Material Adverse Effect; (A) each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; (B) neither the Company nor any Subsidiary has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof, and neither the Company or any Subsidiary knows of any such condemnation or zoning change which is threatened and which if consummated could have a Material Adverse Effect; (C) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of any Subsidiary that is required to be described in the Prospectus (or, the most recent Preliminary Prospectus) are disclosed therein; (D) no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that could not have a Material Adverse Effect; and (E) no tenant under any lease pursuant to which any Subsidiary leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, could not have a Material Adverse Effect, and except as provided by law;

(qq) each of the Company and the Subsidiaries is in compliance with Environmental Laws (as defined below) and is in compliance with the material terms of any required permits, licenses, authorizations and approvals required under, any Environmental Laws, except to the extent that failure to so comply or to hold such permits, authorizations or approvals could not have a Material Adverse Effect; there are no past or present or, to the knowledge of the Company or any Subsidiary’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, any Environmental Laws; except as could not have a Material Adverse Effect, neither the Company nor any Subsidiary (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or threatened action, suit or proceeding, (D) is bound by any judgment, decree or order, or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or, to the knowledge of the Company or any Subsidiary, threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(rr) in the ordinary course of its business, each of the Company and the Subsidiaries conducts a periodic review of the effect of the Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

(ss) in connection with the Private Transaction, and assuming the truthfulness of the representations and warranties of the Investor herein and the purchase and sale of the Shares as contemplated by this Agreement, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any Prospectus or other offering material in connection with the offer and sale of the Shares;

(tt) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any Subsidiary or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(uu) except for the fees contained in the amended and restated engagement letter and advisory agreement and, both dated as of August 13, 2004, by and between Encore Credit and the Representative, each of which as further amended on January 13, 2005, and the financial advisory agreement by and between Encore Credit Corp. and Milestone Advisors, LLC, neither the Company nor Encore Credit has incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(vv) no relationship, direct or indirect, exists between or among the Company or any Subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

(ww) neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xx) there are no existing or, to the knowledge of the Company or any Subsidiary, threatened labor disputes with the employees of the Company or any Subsidiary which, individually or in the aggregate, could have a Material Adverse Effect;

(yy) commencing with the taxable year ending December 31, 2005, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Code; the present and contemplated method of operation of the Company and the Subsidiaries does and will enable the Company to meet the requirements for taxation as a REIT under the Code; and the Company intends to continue to qualify as a REIT under the Code for all subsequent years; and the Company does not know of any event that could reasonably be expected to cause the Company to fail to qualify as a REIT under the Code at any time; and

(zz) the Merger should be treated as a reorganization within the meaning of section 368(a) of the Code, and none of the Company, Encore Credit or ECC Merger Sub will recognize any gain or loss as a result of the Merger.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor hereby represents and warrants as of the date hereof and as of the Closing Time to the Company that:

5.1. Authorization.

This Agreement has been duly authorized, executed and delivered by the Investor and is a legal, valid and binding agreement of the Investor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 8.14 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

5.2. Purchase Entirely for Own Account.

This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement the Investor hereby confirms, that the Shares to be received by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

5.3. Disclosure of Information.

The Investor (or its representative(s)) has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Investor further represents that it (or its representative(s)) has had an opportunity to ask questions of and receive answers from the Company regarding the terms and conditions of the offering of Shares and the business, properties, prospects and financial condition of the Company.

5.4. Investment Experience.

The Investor understands that the purchase of the Shares involves substantial risk. The Investor: (i) has experience as an investor in securities and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor’s investment in the Shares and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen and financial circumstances of such persons.

5.5. QIB Status.

The Investor is a “Qualified Institutional Buyer” within the meaning of Rule 144A promulgated under the Securities Act.

5.6. Restricted Securities.

The Investor understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable rules and regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances.

ARTICLE 6

CONDITIONS TO CLOSING

6.1. The obligation of the Investor to close the transaction contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Time of the following conditions:

(a) The Company and Encore Credit shall have executed this Agreement and delivered the same to the Investor.

(b) All outstanding options, warrants or other securities exercisable or exchangeable for or convertible into shares of capital stock of Encore Credit shall have been terminated or shall otherwise cease to be outstanding.

(c) The Investor shall have received copies of all documents and information which it may have reasonably requested in connection with the purchase and sale of the Shares.

(d) The Company and Encore Credit, as applicable, shall have delivered to the Investor a certificate of its Chief Executive Officer and its Chief Financial Officer, dated as of the Closing Time, to the effect that, the representations and warranties of the Company or such Encore Credit, as applicable, set forth in this Agreement are true and correct and the conditions set forth in this Section 6.1 have been satisfied, in each case as of such date.

(e) The Company shall have executed a registration rights agreement by and among the Company, the Investor and Milestone Advisors, LLC substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”) and delivered the same to the Investor.

(f) The Company shall have successfully completed the closing of the Public Offering of Common Stock to the satisfaction of the Investor.

(g) The Company shall have furnished to the Investor an opinion of Latham & Watkins LLP, counsel for the Company, Encore Credit, the other Subsidiaries and the Selling Stockholders, addressed to the Representative substantially to the effect set forth on Exhibit B hereto.

(h) The Company shall have furnished to the Investor a letter from Latham & Watkins LLP, special tax counsel for the Company, Encore Credit and the Subsidiaries, addressed to the Representative substantially to the effect set forth on Exhibit C hereto.

(i) The Company shall have furnished to the Investor an opinion of Venable LLP, Maryland counsel for the Company, addressed to the Representative substantially to the effect set forth on Exhibit D hereto.

(j) The Company shall have furnished to the Investor an opinion of Kirkpatrick & Lockhart Nicholson Graham LLP, regulatory counsel for the Company addressed to the Representative substantially to the effect set forth on Exhibit E hereto.

(k) Between the time of execution of this Agreement and the Closing Time, no Material Adverse Change or any development involving a prospective Material Adverse Change in the business, properties, management, financial condition or results of operations of the Company, Encore Credit and the Subsidiaries taken as a whole shall occur or become known.

6.2. The obligation of the Company to close the transaction contemplated by this Agreement is subject to the satisfaction on or prior to the Closing Time of the following conditions:

(a) The Investor shall have executed this Agreement and delivered the same to the Company.

(b) The Investor shall have executed the Registration Rights Agreement, and delivered the same to the Company.

(c) The Company shall have successfully completed the closing of the Public Offering of Common Stock.

(d) The Investor shall have delivered the Purchase Price as specified in Article 3.

ARTICLE 7

COVENANTS OF THE PARTIES

7.1. Legends.

It is understood that the certificates evidencing the Shares will bear the legends set forth below:

(a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECUTIRIES LAWS OF CERTAIN STATES, AND CANNOT BE SOLD OR TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IS THEN IN EFFECT WITH RESPECT TO THE SECURITIES REPRESENTED HEREBY; OR (ii) A WRITTEN OPINION FROM LEGAL COUNSEL TO THE ISSUER IS OBTAINED TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE WITH RESPECT TO THE PROPOSED SALE OR TRANSFER AND THAT NO SUCH REGISTRATION IS REQUIRED.

(b) Any legend required by the laws of the State of Maryland or any other state securities laws.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares.

7.2. Restrictions on Transfer; Registration Rights.

(a) The Investor agrees that, for a period of 180 days from the date of the Prospectus, it will not, without the prior written consent of the Company, sell, assign, transfer or otherwise dispose of (“Transfer”) any of the Shares and will not, at any time, Transfer any Shares in violation of the Securities Act or any applicable state or other securities laws (“State Acts”).

(b) The Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Securities Act and State Acts. Except as provided hereafter with respect to registration of the Shares as contemplated in Exhibit A, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act and State Acts. Notwithstanding the foregoing, furnishing such opinion of counsel shall not be a condition to any transfer of the Shares to an affiliate of the Investor, including for this purpose if the Investor is an investment company, any fund or account advised by the Investor’s investment adviser or any affiliate thereof.

ARTICLE 8

MISCELLANEOUS

8.1. Payment of Expense.

The Company shall be responsible for all of its costs and expenses associated with the issuance of Shares contemplated by this Agreement.

8.2. Survival of Representations, Warranties and Covenants.

The representation, warranties and covenants of the Company, Encore Credit, and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, its counsel or the Company or its counsel, as the case may be.

8.3. Successors and Assigns.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement may not be assigned by any party without the prior written consent of the other parties; provided, however, that the Investor may assign its rights, but may not delegate its obligations, hereunder to a wholly-owned subsidiary. In no event will a sale by the Investor of all or substantially all of its capital stock or assets, or a merger, consolidation, share exchange or other business combination transaction involving the Investor constitute an assignment for purposes of this Section 8.3.

8.4. Governing Law.

This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement, directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles.

8.5. Counterparts; Facsimile Signatures.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile shall be deemed to be original signatures.

8.6. Headings.

The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

8.7. Notices.

Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Postal Service, by registered or certified mail, postage prepaid and addressed, by a nationally recognized overnight courier service or by facsimile, as follows:

If to the Company or Encore Credit, to:

ECC Capital Corporation

1833 Alton Parkway

Irvine, California 92606

Attention: Shahid S Asghar, President and

  Co-Chief Executive Officer

Fax: (949) 856-8300

With a copy to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626-1925

Attention: William J. Cernius, Esq.

Fax: (714) 540-1235

If to the Investor, to:

Friedman, Billings, Ramsey Group, Inc.

1001 19th Street North,

Arlington, Virginia 22209

Attention:

Fax:

With a copy to:

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

Attention: Jay L. Bernstein, Esq.

Fax: (212) 878-8375

or at such other address as the Investor or the Company may designate by giving ten days advance written notice to the other parties.

8.8. Attorneys’ Fees.

If any action at law or in equity, proceeding or counterclaim is necessary to enforce or interpret the terms of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party shall be entitled to be reimbursed by the opposing party for all of the prevailing party’s reasonable attorneys’ fees, costs and other reasonable out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim in addition to any other relief to which such party may be entitled.

8.9. Amendments and Waivers.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon each party hereto and each holder of any Shares at the time outstanding and each future holder of such Shares.

8.10. Termination.

In the event any of the conditions to a party’s obligations to close the transactions contemplated under this Agreement is not satisfied or waived, that party shall have the right to terminate this Agreement. In addition, in the event that either (i) the Company does not complete the Public Offering of its Common Stock by March 31, 2005 or (ii) the Representative terminates the Underwriting Agreement in accordance with Section 7 thereof, the Investor shall have the right to terminate this Agreement.

8.11. Severability.

If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

8.12. Entire Agreement.

This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof. The Exhibits hereto shall be deemed a part of this Agreement for all purposes.

8.13. Further Assurances.

From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

8.14. Indemnity.

The Company and Encore Credit shall, jointly or severally, indemnify, defend and hold harmless Investor and each of its agents, partners, members, officers, directors, representatives and affiliates (each an “Investor Indemnitee” and collectively, the “Investor Indemnitees”) from and against any and all losses, liabilities, claims and expenses, including reasonable attorneys’ fees, sustained by any Investor Indemnitee resulting from, arising out of, or connected with any material inaccuracy in, breach of, or non-fulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company or Encore Credit contained in this Agreement (including the exhibits and schedules hereto) or in any document delivered in connection herewith.

The Investor shall indemnify, defend and hold harmless the Company, Encore Credit and each of their agents, partners, members, officers, directors, representatives and affiliates (each a “Company Indemnitee” and collectively, the “Company Indemnitees”) from and against any and all actual damages sustained or incurred by any Company Indemnitee upon a finding by a court of competent jurisdiction in a final non-appealable judgment that the Investor has in fact breached its representations and warranties under Article 5 of this Agreement and that the Company Indemnitee has in fact been damaged as a direct result of such breach.

8.15. Press Release.

Neither of the Company nor Encore Credit shall issue any public statement or press release, or otherwise disclose in any manner the identity of the Investor or that Investor has purchased the Shares, without the prior written consent of the Investor, except as may be required by applicable law or as is disclosed in the Registration Statement; provided, however, that the Company may disclose such information in any registration statement filed with the Commission pursuant to the Registration Rights Agreement to be executed and delivered by the parties on the Closing Time pursuant to Sections 6.1(e) and 6.2 (c) hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ECC CAPITAL CORPORATION

By:
Name:
Title:

ENCORE CREDIT CORP.

By:
Name:
Title:

INVESTOR:

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

By:
Name:
Title:

S-I-1

Exhibit A

Registration Rights Agreement

Exh. A-1